UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

October 1, 2004
Date of report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-12074	STONE ENERGY CORPORATION (a Delaware corporation) 625 E. Kaliste Saloom Road Lafayette, Louisiana 70508 (337) 237-0410	72-1235413

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  —  Registrant's Business and Operations
Item 1.01   Entry into a Material Definitive Agreement

        On October 7, 2004, the Registrant filed a Restricted Stock Agreement with Jerome F. Wenzel, Jr. as Exhibit 10.1 to the Current Report on Form 8-K. The agreement filed as Exhibit 10.1 was incorrect with respect to section 2(a) "Lapse of Forfeiture Restictions." The corrected Restricted Stock Agreement is filed as Exhibit 10.1 to this Form 8-K/A.

Section 9  —  Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

99.1	Restricted Stock Agreement dated October 1, 2004 between the Stone Energy Corporation and Jerome F. Wenzel, Jr.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: October 12, 2004	By: /s/ James H. Prince
James H. Prince Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Restricted Stock Agreement dated October 1, 2004 between the Stone Energy Corporation and Jerome F. Wenzel, Jr.